                         [FORM OF LETTER OF TRANSMITTAL]

                                       for
                    9 1/2% Senior Subordinated Notes due 2004

                                       of

                               ROSE HILLS COMPANY
                 (formerly known as Rose Hills Acquistion Corp.)

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON [         ], 1997 (the "EXPIRATION DATE") UNLESS EXTENDED BY
                               ROSE HILLS COMPANY


                                 EXCHANGE AGENT:
                     UNITED STATES TRUST COMPANY OF NEW YORK

              By Hand:                                  By Mail:
United States Trust Company of New York    (insured or registered recommended)
      111 Broadway--Lower Level          United States Trust Company of New York
       New York, New York 10006                       P.O. Box 843
      Attention: Corporate Trust                  Peter Cooper Station
                                                 New York, New York 10276
                                                Attention: Corporate Trust

          By Overnight Express:
 United States Trust Company of New York                  By Facsimile:
         770 Broadway, 13th Floor                        (212) 420-6152
         New York, New York 10003               (For Eligible Institutions Only)
Attention: Corporate Trust Services Window                By Telephone:
                                                         (800) 548-6565

         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

         The undersigned acknowledges receipt of the Prospectus dated
[               ], 1997 (the "Prospectus") of Rose Hills Company (formerly known as Rose Hills Acquistion Corp.) ("RHC"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe RHC's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its new 9 1/2% Senior Subordinated Notes due 2004 (the "Exchange Notes") for each $1,000 in principal amount of outstanding 9 1/2% Senior Subordinated Notes due 2004 (the "Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

         The undersigned has checked the appropriate boxes below and signed this

Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

=================================================================================================================
                     DESCRIPTION OF NOTES TENDERED HEREWITH

-----------------------------------------------------------------------------------------------------------------
                                                                            Aggregate
                                                                         Principal Amount         Principal
      Name(s) and Address(es) of Registered           Certificate          Represented             Amount
           Holder(s) (Please fill in)                 Number(s)*            by Notes*            Tendered**
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  Total
=================================================================================================================

*        Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. See instruction 2.

         This Letter of Transmittal is to be used either if certificates of Notes are to be forwarded herewith or if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange

Offer--Tender Procedure" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Tender Procedure."

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK- ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                      ------------------------------------------

/ /      The Depository Trust Company
                                     -------------------------------------------

         Account Number
                       ---------------------------------------------------------

         Transaction Code Number
                                ------------------------------------------------

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)
                                     -------------------------------------------

         Name of Eligible Institution that Guaranteed Delivery
                                                              ------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                           ---------------------

         If Delivered by Book-Entry Transfer:

         Account Number
                       ---------------------------------------------------------

/ / CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:

         Name
             -------------------------------------------------------------------
                                 (Please Print)


         Address
                ----------------------------------------------------------------
                              (Including Zip Code)

/ / CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

         Address
                ----------------------------------------------------------------
                              (Including Zip Code)

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              ------------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that (i) it is not an "affiliate" of RHC within the meaning of Rule 405 under the Securities Act, (ii) Exchange Notes to be acquired by it in connection with the Exchange Offer are being acquired by it in the ordinary course of its business and (iii) it has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to RHC the above-described principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, RHC all right, title and interest in and to such Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of RHC in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that, when the same are accepted for exchange, RHC will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or RHC to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Notes by RHC and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by RHC of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that RHC shall have no further obligations or liabilities thereunder.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by RHC), as more particularly set forth in the Prospectus, RHC may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown above.

         By tendering, the undersigned hereby represents to RHC that, among other things, (i) it is not an "affiliate" of RHC within the meaning of Rule 405 under the Securities Act, (ii) Exchange Notes to be acquired by it in connection with the Exchange Offer are being acquired by it in the ordinary course of its business and (iii) it has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, the undersigned hereby acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder of Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

         Certificates for all Exchange Notes delivered in exchange for tendered Notes and any Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE
                   (Complete accompanying substitute Form W-9)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Dated:                      Area Code and Telephone Number:
      ----------------                                     ---------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------

Taxpayer Identification No.:
                            ----------------------------------------------------


                            GUARANTEE OF SIGNATURE(S)
                         (If Required-See Instruction 3)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


Name of Firm:
             -------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

Dated:
      ---------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.       Delivery of this Letter of Transmittal and Certificates.

         Certificates for all physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

         The method of delivery of this Letter of Transmittal, the Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery.

         Holders whose Notes are not immediately available or who cannot deliver their Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Tender Procedure." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Notes are registered, and, if possible, the certificate numbers of the Notes to be tendered; and (iii) all tendered Notes (as a confirmation of any book-entry transfer of such Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Tender Procedure."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

2.       Effect of Non-Tender; Partial Tenders; Withdrawals.

         Any Note or portion thereof not tendered will remain outstanding and continue to accrue interest but will not retain any rights under the Registration Rights Agreement.

         If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

         Tenders of Notes pursuant to the Exchange Offer are irrevocable, except that Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 P.M., New York City time, on the Expiration Date unless extended by RHC. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Notes to be withdrawn, the certificate numbers of the Notes to be withdrawn, the principal amount of Notes to be withdrawn, a statement that such holder is withdrawing his or her election to have such Notes exchanged, and the name of the registered holder of such Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to RHC that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes being withdrawn. The Exchange Agent will return the properly withdrawn Notes promptly following receipt of notice of withdrawal. If Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by RHC, and such determination will be final and binding on all parties.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

         If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

         When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Notes) of Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to RHC and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by RHC, proper evidence satisfactory to RHC of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Notes are tendered: (i) by a registered holder of such Notes, for the holder of such Notes; or (ii) for the account of an Eligible Institution.

4.       Transfer Taxes.

         RHC shall pay all transfer taxes, if any, applicable to the transfer and exchange of Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Notes to RHC or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Notes listed in this Letter of Transmittal.

5.       Waiver of Conditions.

         RHC reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.       Mutilated, Lost, Stolen or Destroyed Notes.

         Any holder whose Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7.       Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, Attention: Maripat Alpuche (telephone 212-455-3971).

         IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates of Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.